UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2025

LANTRONIX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16027	33-0362767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 Discovery, Suite 250 Irvine, California 92618
(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (949) 453-3990

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	LTRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 7, 2025, the board of directors (the “Board”) of Lantronix, Inc. (the "Company") approved an increase in the size of the Board from five to six members, and appointed James C. Auker as a non-employee director to fill the vacancy created by the increase in the size of the Board, effective as of July 8, 2025. Mr. Auker was appointed pursuant to the Cooperation Agreement entered into between the Company and Chain of Lakes Investment Fund, LLC, Haluk L. Bayraktar, and Emre Aciksoz, dated June 24, 2025, pursuant to which the Company agreed, among other things, to take all necessary action as promptly as practicable to appoint Mr. Auker to the Board. There are no related party transactions between the Company and Mr. Auker that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Auker will be compensated for his services as a director in accordance with the Company’s standard compensation program for non-employee directors, which is summarized in Exhibit 10.32 to the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission ("SEC”) on August 29, 2022. Pursuant to these arrangements, Mr. Auker will be offered a grant of 10,387 restricted stock units ("RSUs”) under the Company’s 2020 Performance Incentive Plan. These RSUs will vest in full on November 5, 2025, the first anniversary of the Company’s 2024 annual meeting of stockholders. This RSU grant represents a pro-rated amount of the annual equity grant to the Company’s non-employee directors.

The Board has determined that Mr. Auker satisfies the independence and financial literacy requirements under the applicable rules and regulations of the Nasdaq Stock Market and the SEC.

In connection with Mr. Auker’s appointment as a director of the Company, the Company and Mr. Auker will enter into an Indemnification Agreement, the terms of which are identical in all material respects to the form of indemnification agreement that the Company has previously entered into with each of its directors, which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K as filed with the SEC on June 20, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTRONIX, INC.

By:	/s/ Brent Stringham
Brent Stringham Chief Financial Officer

Date: July 11, 2025

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